FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	3,032	623,039,690.95	37.00	7.128	610	81.95
Finance America	3,164	478,526,014.67	28.42	7.465	605	81.13
Accredited	2,384	442,456,118.56	26.28	7.595	627	80.97
Resmae	917	119,944,392.89	7.12	7.746	632	83.27
Quickloan	91	19,877,760.70	1.18	7.492	587	72.66

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	6	1,442,679.25	0.09	4.992	616	77.44
5.001 - 5.500	91	23,553,796.85	1.40	5.357	634	74.66
5.501 - 6.000	493	119,872,293.48	7.12	5.882	633	75.17
6.001 - 6.500	904	212,442,129.88	12.62	6.343	634	77.37
6.501 - 7.000	1,752	392,704,057.83	23.32	6.846	624	79.61
7.001 - 7.500	1,419	280,338,849.49	16.65	7.322	618	82.17
7.501 - 8.000	1,671	299,250,987.01	17.77	7.816	605	83.43
8.001 - 8.500	882	131,677,384.49	7.82	8.310	589	84.11
8.501 - 9.000	851	106,816,520.57	6.34	8.819	580	85.33
9.001 - 9.500	397	40,706,898.39	2.42	9.298	581	85.90
9.501 - 10.000	534	40,910,042.28	2.43	9.823	606	89.34
10.001 - 10.500	187	12,888,656.73	0.77	10.316	613	92.42
10.501 - 11.000	247	13,686,802.86	0.81	10.864	615	95.92
11.001 - 11.500	120	5,484,256.43	0.33	11.333	612	97.07
11.501 - 12.000	30	1,812,333.85	0.11	11.885	591	88.00
12.001 - 12.500	3	209,519.91	0.01	12.226	524	67.99
13.501 - 14.000	1	46,768.47	0.00	13.999	535	90.00

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

Min: 4.990
Max: 13.999
Weighted Average: 7.395

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	869	32,061,197.49	1.90	9.502	624	89.55
50,000.01 - 100,000.00	2,158	162,982,948.35	9.68	8.386	612	84.33
100,000.01 - 150,000.00	2,066	257,607,142.29	15.30	7.627	609	81.65
150,000.01 - 200,000.00	1,445	251,850,746.41	14.96	7.372	609	80.48
200,000.01 - 250,000.00	918	206,445,801.69	12.26	7.205	610	80.23
250,000.01 - 300,000.00	752	205,938,842.54	12.23	7.101	618	80.55
300,000.01 - 350,000.00	468	151,705,014.86	9.01	7.115	618	81.19
350,000.01 - 400,000.00	334	125,023,481.08	7.42	7.126	619	81.72
400,000.01 - 450,000.00	220	93,470,013.05	5.55	7.049	614	81.66
450,000.01 - 500,000.00	138	66,068,239.80	3.92	7.130	633	82.24
500,000.01 - 550,000.00	84	43,971,130.86	2.61	6.955	624	80.90
550,000.01 - 600,000.00	61	34,908,428.06	2.07	7.033	628	80.70
600,000.01 - 650,000.00	23	14,299,546.74	0.85	7.265	610	81.82
650,000.01 - 700,000.00	23	15,564,660.46	0.92	6.726	632	80.29
700,000.01 - 750,000.00	26	19,175,388.54	1.14	6.814	597	77.95
800,000.01 - 850,000.00	1	816,681.34	0.05	7.100	618	74.36
950,000.01 - 1,000,000.00	2	1,954,714.21	0.12	6.431	615	61.87

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

Min: $12,491.78
Max: $996,685.88
Average: $175,619.94

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	6,587	1,268,406,527.51	75.33	7.354	609	81.32
Fixed 30 yr	1,351	234,268,001.00	13.91	7.071	632	77.50
ARM 3/27	296	52,509,459.57	3.12	7.509	622	84.00
Balloon 30/15	854	47,597,644.46	2.83	10.142	661	99.79
ARM 1/29	135	36,477,898.86	2.17	6.958	613	84.38
ARM 5/25	73	15,477,140.51	0.92	6.946	624	78.96
Fixed 15 yr	123	9,633,532.03	0.57	7.858	616	72.49
Fixed 20 yr	129	9,631,746.57	0.57	8.702	638	87.78
6 Month ARM	32	9,083,660.97	0.54	7.124	636	86.28
Fixed 10 yr	5	420,605.33	0.02	6.934	604	65.97
Fixed 25 yr	3	337,760.96	0.02	6.723	627	71.25

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	7,123	1,381,954,687.42	82.07	7.343	610	81.51
Balloon	854	47,597,644.46	2.83	10.142	661	99.79
Fixed	1,611	254,291,645.89	15.10	7.161	631	77.67

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	131	21,754,194.81	1.29	7.333	619	77.44
2	3,786	586,353,138.73	34.82	7.511	610	81.11
3	3,196	570,490,835.66	33.88	7.561	622	81.11
4	1,020	183,198,858.02	10.88	7.373	620	83.97
5	1,139	246,897,507.01	14.66	6.977	607	80.78
6	233	53,925,270.84	3.20	6.842	598	84.53
7	58	15,123,023.30	0.90	6.231	594	81.79
8	21	5,280,294.18	0.31	6.107	596	82.36
9	3	505,182.87	0.03	5.813	647	83.37
11	1	315,672.35	0.02	6.800	573	85.00

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

Min: 1
Max: 11
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	8,614	1,630,246,645.09	96.82	7.304	613	80.84
2	974	53,597,332.68	3.18	10.165	660	99.76

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	2	104,267.43	0.01	6.308	713	13.14
15.01 - 20.00	3	470,826.10	0.03	7.519	565	18.55
20.01 - 25.00	19	1,950,702.05	0.12	7.443	598	22.62
25.01 - 30.00	14	1,824,486.91	0.11	7.099	589	27.44
30.01 - 35.00	16	1,769,596.80	0.11	6.995	587	32.30
35.01 - 40.00	35	4,688,784.21	0.28	7.179	575	38.07
40.01 - 45.00	51	8,969,641.56	0.53	6.993	605	43.27
45.01 - 50.00	82	13,419,406.92	0.80	6.877	590	48.26
50.01 - 55.00	107	18,623,065.80	1.11	6.759	593	52.81
55.01 - 60.00	164	33,432,878.89	1.99	6.993	580	57.96
60.01 - 65.00	337	65,204,142.62	3.87	7.174	570	63.29
65.01 - 70.00	449	87,108,578.19	5.17	7.100	585	68.69
70.01 - 75.00	594	122,408,298.52	7.27	7.060	585	74.04
75.01 - 80.00	2,857	546,734,642.53	32.47	7.081	628	79.69
80.01 - 85.00	1,189	229,776,599.01	13.65	7.439	596	84.50
85.01 - 90.00	1,837	334,031,841.79	19.84	7.664	615	89.70
90.01 - 95.00	579	113,940,670.71	6.77	7.593	644	94.73
95.01 - 100.00	1,253	99,385,547.73	5.90	9.084	657	99.91

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

Min: 11.03
Max: 100.00
Weighted Average: 81.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 - 499	29	4,800,286.73	0.29	9.614	487	64.81
500 - 524	626	105,700,018.23	6.28	8.061	513	74.13
525 - 549	934	163,342,235.61	9.70	7.820	537	76.77
550 - 574	1,057	192,512,758.88	11.43	7.572	562	80.36
575 - 599	1,418	236,186,114.30	14.03	7.349	587	80.06
600 - 624	1,568	279,636,177.19	16.61	7.228	612	82.79
625 - 649	1,360	238,540,391.48	14.17	7.219	637	83.21
650 - 674	1,042	181,242,855.64	10.76	7.299	662	84.37
675 - 699	719	127,389,475.15	7.57	7.185	686	84.45
700 - 724	394	73,821,917.30	4.38	7.148	711	84.88
725 - 749	219	37,642,367.85	2.24	7.194	736	84.45
750 - 774	156	29,568,235.04	1.76	7.134	761	83.25
775 - 799	59	11,609,053.94	0.69	6.904	783	83.74
800 - 824	7	1,852,090.43	0.11	6.184	805	79.78

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

Min: 475
Max: 813
NZ Weighted Average: 614

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	4,831	969,020,231.56	57.55	7.279	597	79.04
Purchase	4,320	633,429,172.86	37.62	7.608	642	85.10
Rate/Term Refinance	437	81,394,573.35	4.83	7.113	601	81.71

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	7,041	1,160,485,939.25	68.92	7.408	608	81.25
PUD	901	174,833,130.34	10.38	7.459	611	82.46
Duplex	605	142,416,347.54	8.46	7.198	637	81.52
Condo	655	101,406,973.01	6.02	7.466	629	83.71
3-4 Family	272	83,582,146.10	4.96	7.322	650	78.40
Townhouse	106	19,616,551.01	1.16	7.430	613	85.29
Manufactured	6	1,286,405.00	0.08	7.253	595	71.89
Modular	2	216,485.52	0.01	7.903	613	82.27

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	5,676	870,557,011.21	51.70	7.340	596	81.44
Stated	3,647	754,916,130.49	44.83	7.467	637	81.49
Limited	100	26,118,362.23	1.55	7.017	584	78.85
12 mo. Bank Statements	109	20,342,077.83	1.21	7.484	625	84.60
Alt.	47	9,863,562.59	0.59	7.611	594	79.61
24 mo. Bank Statements	5	1,094,815.56	0.07	6.915	608	80.84
6 mo. Bank Statements	4	952,017.86	0.06	6.871	660	76.97

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	8,510	1,506,665,067.64	89.48	7.358	610	81.29
Non-Owner Occupied	1,036	167,152,659.47	9.93	7.720	651	82.81
Second Home	42	10,026,250.66	0.60	7.437	660	82.17

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	147	13,779,721.69	0.82	8.318	600	85.61
Alaska	4	593,096.07	0.04	7.152	598	66.45
Arizona	374	60,805,340.45	3.61	7.462	609	82.56
Arkansas	21	1,774,732.44	0.11	8.285	592	88.33
California	1,868	455,199,169.34	27.03	7.072	610	78.42
Colorado	170	29,015,853.75	1.72	7.312	609	83.88
Connecticut	133	27,262,361.97	1.62	7.300	621	79.99
Delaware	12	2,323,326.20	0.14	7.500	599	82.79
District of Columbia	68	16,981,941.50	1.01	7.198	605	75.15
Florida	1,020	160,259,626.45	9.52	7.467	618	81.66
Georgia	259	34,210,181.35	2.03	7.940	613	84.70
Hawaii	63	21,889,065.45	1.30	6.813	645	82.43
Idaho	23	3,169,642.59	0.19	7.596	605	79.93
Illinois	1,113	195,312,397.39	11.60	7.456	623	83.70
Indiana	161	15,523,520.45	0.92	8.114	593	86.52
Iowa	42	4,234,452.91	0.25	8.126	624	86.09
Kansas	45	5,241,212.96	0.31	7.955	603	85.08
Kentucky	43	4,380,879.02	0.26	7.917	587	88.08
Louisiana	82	8,239,548.85	0.49	8.023	605	84.44
Maine	11	1,955,341.33	0.12	7.361	607	83.28
Maryland	236	53,187,429.62	3.16	7.464	602	81.12
Massachusetts	114	30,428,552.19	1.81	7.392	625	80.72
Michigan	269	30,508,762.45	1.81	7.898	606	85.41
Minnesota	105	19,319,223.37	1.15	7.114	604	82.26
Mississippi	198	15,239,047.01	0.91	8.109	583	85.27
Missouri	251	25,001,051.70	1.48	8.174	595	85.21
Montana	10	1,003,456.88	0.06	7.081	641	86.31
Nebraska	12	960,768.53	0.06	8.430	594	89.68
Nevada	139	27,598,300.21	1.64	7.299	619	81.26
New Hampshire	14	2,880,838.19	0.17	7.559	617	81.02
New Jersey	182	45,028,874.33	2.67	7.475	633	81.28
New Mexico	53	7,532,392.24	0.45	8.054	609	83.33
New York	431	127,060,183.44	7.55	7.115	634	79.88
North Carolina	76	9,585,078.41	0.57	8.120	597	85.40
North Dakota	2	123,132.55	0.01	8.315	576	87.17
Ohio	264	29,235,390.59	1.74	7.686	614	87.15
Oklahoma	89	5,974,002.07	0.35	7.817	610	83.31
Oregon	68	9,169,150.18	0.54	7.158	624	80.56
Pennsylvania	217	26,420,387.69	1.57	7.738	599	83.36
Rhode Island	34	7,355,061.34	0.44	7.320	637	81.95
South Carolina	43	4,189,406.14	0.25	8.277	592	87.03
South Dakota	2	184,831.27	0.01	8.530	626	97.48
Tennessee	78	7,620,943.50	0.45	8.111	619	87.50
Texas	477	46,968,125.80	2.79	7.866	603	82.24
Utah	81	9,589,396.00	0.57	7.566	625	84.31
Vermont	6	674,113.80	0.04	7.224	688	80.38
Virginia	256	48,041,210.97	2.85	7.416	612	82.40
Washington	120	19,499,535.71	1.16	7.320	615	82.89
West Virginia	23	2,195,473.21	0.13	9.008	563	78.22
Wisconsin	77	8,711,477.85	0.52	8.077	595	83.33
Wyoming	2	406,968.37	0.02	7.026	629	80.00

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	2,531	443,975,572.57	26.37	7.617	619	83.29
6	56	8,850,911.06	0.53	7.999	624	83.41
12	679	175,749,606.65	10.44	7.130	633	79.63
18	20	3,548,137.26	0.21	7.209	635	80.81
24	4,707	786,494,593.33	46.71	7.415	605	81.49
30	27	4,945,093.37	0.29	7.515	596	78.42
36	1,218	211,698,803.06	12.57	7.000	625	78.75
48	2	325,690.01	0.02	8.845	512	76.46
60	348	48,255,570.46	2.87	7.591	616	82.27

Total:	9,588	1,683,843,977.77	100.00	7.395	614	81.45

Loans with Penalty: 73.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	2	295,344.77	0.02	7.265	717	80.00
3.501 - 4.000	22	3,583,636.68	0.26	7.185	654	82.22
4.001 - 4.500	262	47,092,156.14	3.41	7.160	640	81.20
4.501 - 5.000	493	99,886,325.75	7.23	7.147	627	82.79
5.001 - 5.500	396	80,750,386.27	5.84	6.804	655	78.50
5.501 - 6.000	2,776	580,458,504.07	42.00	6.951	618	80.76
6.001 - 6.500	1,784	305,650,734.55	22.12	7.763	600	83.78
6.501 - 7.000	986	204,787,290.84	14.82	7.729	578	79.92
7.001 - 7.500	249	39,144,589.30	2.83	8.660	576	84.83
7.501 - 8.000	85	11,059,956.13	0.80	9.040	572	85.28
8.001 - 8.500	45	6,926,393.61	0.50	9.622	552	82.97
8.501 - 9.000	20	2,131,467.05	0.15	9.935	558	86.58
9.001 - 9.500	1	105,179.99	0.01	10.750	514	90.00
9.501 - 10.000	1	35,953.80	0.00	10.999	593	75.00
12.001 - 12.500	1	46,768.47	0.00	13.999	535	90.00

Total:	7,123	1,381,954,687.42	100.00	7.343	610	81.51

Min: 3.480
Max: 12.499
Weighted Average (>0): 6.063

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	18	4,230,498.91	0.31	5.379	636	71.60
11.501 - 12.000	154	36,135,348.37	2.61	5.820	628	75.94
12.001 - 12.500	395	90,126,164.00	6.52	6.135	625	77.22
12.501 - 13.000	815	185,197,654.82	13.40	6.518	613	77.90
13.001 - 13.500	824	169,527,814.12	12.27	6.858	619	80.02
13.501 - 14.000	1,406	292,898,197.10	21.19	7.154	620	81.67
14.001 - 14.500	1,082	210,741,976.21	15.25	7.557	616	83.85
14.501 - 15.000	1,195	211,937,538.98	15.34	7.989	602	84.54
15.001 - 15.500	530	83,735,938.77	6.06	8.494	581	84.07
15.501 - 16.000	456	64,839,324.29	4.69	8.961	570	84.93
16.001 - 16.500	118	16,332,081.19	1.18	9.423	556	82.01
16.501 - 17.000	91	11,623,472.89	0.84	9.864	543	78.55
17.001 - 17.500	21	2,370,518.00	0.17	10.288	528	75.55
17.501 - 18.000	8	1,020,808.79	0.07	10.735	502	69.30
18.001 - 18.500	4	437,083.45	0.03	11.208	528	70.93
18.501 - 19.000	3	579,244.41	0.04	11.902	540	66.81
19.001 - 19.500	2	174,254.65	0.01	12.231	509	61.51
20.501 - 21.000	1	46,768.47	0.00	13.999	535	90.00

Total:	7,123	1,381,954,687.42	100.00	7.343	610	81.51

Min: 11.250
Max: 20.999
Weighted Average (>0): 13.959

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	12	3,213,961.38	0.23	6.417	668	88.65
5.001 - 5.500	84	22,464,030.77	1.63	5.353	629	75.32
5.501 - 6.000	380	93,603,808.31	6.77	5.864	623	76.51
6.001 - 6.500	644	151,010,250.06	10.93	6.346	631	78.83
6.501 - 7.000	1,428	327,380,591.97	23.69	6.846	622	80.26
7.001 - 7.500	1,239	252,317,108.48	18.26	7.324	617	82.37
7.501 - 8.000	1,437	266,982,759.26	19.32	7.817	603	83.53
8.001 - 8.500	724	116,358,005.70	8.42	8.308	585	83.81
8.501 - 9.000	663	90,891,519.14	6.58	8.813	575	85.22
9.001 - 9.500	249	29,957,261.56	2.17	9.292	564	83.69
9.501 - 10.000	186	20,432,229.03	1.48	9.761	555	81.65
10.001 - 10.500	46	4,226,831.38	0.31	10.251	542	80.48
10.501 - 11.000	20	1,849,011.10	0.13	10.736	521	74.21
11.001 - 11.500	5	467,051.75	0.03	11.201	529	71.58
11.501 - 12.000	3	579,244.41	0.04	11.902	540	66.81
12.001 - 12.500	2	174,254.65	0.01	12.231	509	61.51
13.501 - 14.000	1	46,768.47	0.00	13.999	535	90.00

Total:	7,123	1,381,954,687.42	100.00	7.343	610	81.51

Min: 4.990
Max: 13.999
Weighted Average (>0): 7.340

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	449	88,756,052.66	6.42	7.230	622	79.99
1.500	1,863	364,928,170.23	26.41	7.643	625	81.79
2.000	172	46,865,342.22	3.39	7.005	620	85.18
3.000	4,639	881,405,122.31	63.78	7.248	602	81.35

Total:	7,123	1,381,954,687.42	100.00	7.343	610	81.51

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.442

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	3,124	533,722,900.81	38.62	7.341	605	80.42
1.500	2,028	409,814,581.16	29.65	7.570	624	82.11
2.000	1,971	438,417,205.45	31.72	7.133	603	82.27

Total:	7,123	1,381,954,687.42	100.00	7.343	610	81.51

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.466

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.